Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Charles A. Bancroft, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Charles A. Bancroft
Name: Charles A. Bancroft

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, John P. Bilbrey, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ John P. Bilbrey
Name: John P. Bilbrey

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, John T. Cahill, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ John T. Cahill
Name: John T. Cahill

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Lisa M. Edwards, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Lisa M. Edwards
Name: Lisa M. Edwards

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Helene D. Gayle, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Helene D. Gayle
Name: Helene D. Gayle

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, C. Martin Harris, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ C. Martin Harris
Name: C. Martin Harris

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Lorrie M. Norrington, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Lorrie M. Norrington
Name: Lorrie M. Norrington

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Michael B. Polk, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Michael B. Polk
Name: Michael B. Polk

Exhibit 24.1

Colgate-Palmolive Company

Power of Attorney

KNOW ALL MEN BY THESE PRESENTS:

I, Stephen I. Sadove, a director of Colgate-Palmolive Company, a Delaware corporation with offices at 300 Park Avenue, New York, NY 10022 (the “Company”), hereby constitute and appoint Noel R. Wallace, Henning I. Jakobsen and Jennifer M. Daniels, jointly and severally, each in his or her own capacity, my true and lawful attorneys-in-fact, with full power of substitution, for me and in my name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-8 registering Common Stock of the Company for issuance pursuant to the Colgate-Palmolive Company 2019 Incentive Compensation Plan (including any amendments thereto), any and all amendments to this Registration Statement, or any Registration Statement filed pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents with full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

In witness whereof, I have executed this Power of Attorney this 10th day of May, 2019.

/s/ Stephen I. Sadove
Name: Stephen I. Sadove